UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Floating Rate Senior Notes due 2025	KHC25	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

USD Notes Offering

On February 25, 2025, Kraft Heinz Foods Company (the “Issuer”), a 100% owned operating subsidiary of The Kraft Heinz Company (the “Guarantor”) issued $500,000,000 5.200% Senior Notes due 2032 (the “2032 Notes”) and $500,000,000 5.400% Senior Notes due 2035 (the “2035 Notes” and together with the 2032 Notes, the “USD Notes”) pursuant to an effective shelf registration statement on Form S-3ASR (Registration No. 333-284906), filed by the Issuer and the Guarantor with the Securities and Exchange Commission (the “SEC”) on February 13, 2025. The USD Notes are guaranteed on a senior basis by the Guarantor. On February 21, 2025, the Issuer and the Guarantor filed with the SEC a prospectus supplement dated February 19, 2025 in connection with the public offering of the USD Notes.

The USD Notes were issued pursuant to an Indenture, dated as of July 1, 2015, among the Issuer, the Guarantor, and Deutsche Bank Trust Company Americas (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Twelfth Supplemental Indenture, dated as of February 25, 2025, by and among the Issuer, the Guarantor and the Trustee (the “Twelfth Supplemental Indenture”).

The Issuer intends to use the proceeds from the USD Notes offering for general corporate purposes, which may include repayment of outstanding indebtedness. The 2032 Notes will mature on March 15, 2032, and the 2035 Notes will mature on March 15, 2035. Interest on the USD Notes will be payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2025.

For a complete description of the terms and conditions of the USD Notes offering, the USD Notes, and the Twelfth Supplemental Indenture, please refer to copies of the Twelfth Supplemental Indenture, the Form of 2032 Note and the Form of 2035 Note, which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference herein.

Euro Notes Offering

On February 25, 2025, the Issuer issued €600,000,000 3.250% Senior Notes due 2033 (the “Euro Notes”) pursuant to an effective shelf registration statement on Form S-3ASR (Registration No. 333-284906), filed by the Issuer and the Guarantor with the SEC on February 13, 2025. The Euro Notes are guaranteed on a senior basis by the Guarantor. On February 21, 2025, the Issuer and the Guarantor filed with the SEC a prospectus supplement dated February 20, 2025 in connection with the public offering of the Euro Notes.

The Euro Notes were issued pursuant to an Indenture, dated as of July 1, 2015, among the Issuer, the Guarantor, and the Trustee, as supplemented by the Thirteenth Supplemental Indenture, dated as of February 25, 2025, by and among the Issuer, the Guarantor and the Trustee (the “Thirteenth Supplemental Indenture”).

The Issuer intends to use the proceeds from the Euro Notes offering for general corporate purposes, which may include repayment of outstanding indebtedness. The Euro Notes will mature on March 15, 2033. Interest on the Euro Notes will be payable annually on March 15 of each year, beginning on March 15, 2025.

For a complete description of the terms and conditions of the Euro Notes offering, the Euro Notes, and the Thirteenth Supplemental Indenture, please refer to copies of the Thirteenth Supplemental Indenture and the Form of Euro Note, which are filed herewith as Exhibits 4.4 and 4.5, respectively, and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report with respect to the issuance of the USD Notes and the Euro Notes is incorporated by reference herein.

Item 8.01. Other Events.

In connection with the issuance and sale of the USD Notes, the Issuer and the Guarantor entered into an underwriting agreement (the “USD Underwriting Agreement”), dated February 19, 2025 with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “USD Underwriters”). Pursuant to the USD Underwriting Agreement, the USD Underwriters agreed to purchase the USD Notes.

In connection with the issuance and sale of the Euro Notes, the Issuer and the Guarantor entered into an underwriting agreement (the “Euro Underwriting Agreement” and together with the USD Underwriting Agreement, the “Underwriting Agreements”), dated February 20, 2025 with Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC and J.P. Morgan Securities plc, as representatives of the several underwriters named therein (collectively, the “Euro Underwriters”). Pursuant to the Euro Underwriting Agreement, the Euro Underwriters agreed to purchase the Euro Notes.

The descriptions of the Underwriting Agreements in this Current Report are summaries and are qualified in their entirety by reference to the Underwriting Agreements. The USD Underwriting Agreement and the Euro Underwriting Agreement are filed herewith as Exhibits 1.1 and 1.2, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 19, 2025, among Kraft Heinz Foods Company, The Kraft Heinz Company, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and the several underwriters named therein.

1.2	Underwriting Agreement, dated February 20, 2025, among Kraft Heinz Foods Company, The Kraft Heinz Company, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, and the several underwriters named therein.

4.1	Twelfth Supplemental Indenture, dated as of February 25, 2025, relating to the $500,000,000 Senior Notes due 2032 and the $500,000,000 Senior Notes due 2035, among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of 2032 Note (included as Exhibit A-1 to Exhibit 4.1).

4.3	Form of 2035 Note (included as Exhibit A-2 to Exhibit 4.1).

4.4	Thirteenth Supplement Indenture, dated as of February 25, 2025, relating to the €600,000,000 Senior Notes due 2033, among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.5	Form of Euro Note (included as Exhibit A to Exhibit 4.4).

5.1	Opinion of McGuireWoods LLP regarding the validity of the USD Notes.

5.2	Opinion of McGuireWoods LLP regarding the validity of the Euro Notes.

5.3	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the USD Notes.

5.4	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Euro Notes.

23.1	Consent of McGuireWoods LLP regarding the validity of the USD Notes (included in Exhibit 5.1).

23.2	Consent of McGuireWoods LLP regarding the validity of the Euro Notes (included in Exhibit 5.2).

23.3	Consent of Gibson, Dunn & Crutcher LLP regarding the validity of the USD Notes (included in Exhibit 5.3).

23.4	Consent of Gibson, Dunn & Crutcher LLP regarding the validity of the Euro Notes (included in Exhibit 5.4).

104	The cover page of The Kraft Heinz Company’s Current Report on Form 8-K dated February 19, 2025, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: February 25, 2025	By:	/s/ Andre Maciel
Andre Maciel
Executive Vice President & Global Chief Financial Officer